SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported)  May 20, 1996

                          BALCOR PENSION INVESTORS-VI
         ------------------------------------------------------------
                           Exact Name of Registrant


Illinois                                0-14332
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State or other jurisdiction             Commission file number

2355 Waukegan Road
Suite A200
Bannockburn, Illinois                   36-3319330
- ------------------------------          -------------------------------
Address of principal                    I.R.S. Employer
executive offices                       Identification
                                        Number

60015
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Zip Code


              Registrant's telephone number, including area code:
                                (847) 267-1600
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ITEM 5.  OTHER INFORMATION
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a)  Hawthorne Heights Apartments

In 1985, the Partnership funded a $6,000,000 loan collateralized by a first mortgage on the Hawthorne Heights Apartments, Indianapolis, Indiana. The Partnership obtained title to the property through foreclosure in 1990.

On May 20, 1996, the Partnership contracted to sell the property for a sale price of $8,300,000 to an unaffiliated entity, New Plan Realty Trust, a Massachusetts business trust. The purchaser has deposited $250,000 into an escrow account as earnest money and will pay the remaining $8,050,000 at closing, scheduled for June 18, 1996. From the proceeds of the sale, the Partnership will pay closing costs and $207,500 to an unaffiliated party as a brokerage commission. Neither the General Partner nor any affiliate will receive a brokerage commission in connection with the sale of the property. The General Partner will be reimbursed by the Partnership for its actual expenses incurred in connection with the sale. In addition, an amount not to exceed $250,000 will be retained by the Partnership and will not be available until 120 days after closing.

The closing is subject to the satisfaction of numerous terms and conditions. There can be no assurance that all of the terms and conditions will be complied with and, therefore, its possible the sale of the property may not occur.

b)  Shoal Run Apartments

In 1987, the Partnership funded a $9,450,000 loan collateralized by a first mortgage on the Shoal Run Apartments, Birmingham, Alabama. The Partnership obtained title to the property through foreclosure in 1993.

On May 31, 1996, the Partnership contracted to sell the property for a sale price of $12,000,000 to an unaffiliated party, Mid-America Apartments, L.P., a Tennessee limited partnership. The purchaser has deposited $120,000 into an escrow account as earnest money and will pay the remaining $11,880,000 at closing, scheduled for July 31, 1996. The purchaser will pay all closing costs relating to the sale, except that the Partnership will pay one-half of the closing escrow fee and specified title costs. From the proceeds of the sale, the Partnership will pay $180,000 to an unaffiliated third party as a brokerage commission. An affiliate of the third party providing property management services for the Partnership and certain affiliates will receive a fee for services in connection with the sale of the property of $120,000. In addition, an amount not to exceed $120,000 will be retained by the Partnership and not be available until 60 days after the closing. Neither the General Partner nor any affiliate will receive a brokerage commission in connection with the sale of the property. The General Partner will be reimbursed by the Partnership for its actual expenses incurred in connection with the sale, including legal fees.

Affiliates of the General Partner have simultaneously contracted to sell 8 other properties to the purchaser.

The closing is subject to the satisfaction of numerous terms and conditions. There can be no assurance that all of the terms and conditions will be complied with and, therefore, it is possible that the sale of the property may not occur.
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
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     (a)  FINANCIAL STATEMENTS AND EXHIBITS:

            None

     (B)  PRO FORMA FINANCIAL INFORMATION:

             None

     (C)  EXHIBITS:

          (99)
               (a) Agreement of Sale and attachment thereto relating to the sale of Hawthorne Heights Apartments, Indianapolis, Indiana.

               (b) (1) Agreement of Sale relating to the sale of Shoal Run Apartments, Birmingham, Alabama.

               (b) (2) First Amendment to Agreement of Sale and Escrow Agreement relating to the sale of Shoal Run Apartments, Birmingham, Alabama.

     No information is required under Items 1, 2, 3, 4, 6 and 8 and these items have, therefore, been omitted.

Signature
- -------------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                    BALCOR PENSION INVESTORS-VI

                         By:  Balcor Mortgage Advisors-VI, an Illinois
                                 general partnership, its general
                                 partner

                         By:  The Balcor Company,
                              a Delaware corporation,
                              a partner

                         By:  /s/  Jerry M. Ogle
                             ------------------------------------
                              Jerry M. Ogle, Vice President
                              and Secretary


Dated:  June 18, 1996
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